EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sky Petroleum, Inc. (the Company”) on Form 10-Q for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the Report”), I, Karim Jobanputra, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 13, 2010	/s/ Karim Jobanputra
Karim Jobanputra Chief Executive Officer Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Sky Petroleum, Inc. and will be retained by Sky Petroleum, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.